SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 26, 2003


                             HAWAIIAN HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       1-31443                 71-0879698
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)


         3375 KOAPAKA STREET, SUITE G-350
                  HONOLULU, HAWAII                              96819-1869
     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (808) 835-3700

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 26, 2003, Hawaiian Holdings, Inc. (the "Company") issued a news release relating to the halted trading in its common stock on the American Stock Exchange and Pacific Exchange. A copy of the news release is filed as
Exhibit 99.1 to, and is incorporated by reference in, this current report on Form 8-K.

         This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of the Company and Hawaiian Airlines, Inc. ("Hawaiian Airlines"), its operating subsidiary, with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of the Company and Hawaiian Airlines which may cause the actual results of the Company and Hawaiian Airlines to be materially different from any future results, expressed or implied, in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company and Hawaiian Airlines to continue as a going concern; the ability of Hawaiian Airlines to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of Hawaiian Airlines to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for Hawaiian Airlines to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of Hawaiian Airlines to obtain and maintain normal terms with vendors and service providers; the ability of Hawaiian Airlines to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the liquidity or results of operations of the Company and Hawaiian Airlines; the ability of Hawaiian Airlines to fund and execute their business plan; the ability of the Company and Hawaiian Airlines to attract, motivate and/or retain key executives and associates; the ability of Hawaiian Airlines to attract and retain customers; demand for transportation in the markets in which Hawaiian Airlines operates; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of aircraft insurance; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the products of Hawaiian Airlines; and other risks and uncertainties set forth from time to time in the Company's reports to the U.S. Securities and Exchange Commission.

         Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the various pre-petition liabilities of Hawaiian Airlines and the common stock and/or other equity securities of the Company. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies, and it is possible that the Company's equity will be restructured in a manner that will substantially reduce or eliminate any remaining

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value. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  None.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  None.

         (c)      EXHIBITS.

     EXHIBIT
      NUMBER                    DOCUMENT DESCRIPTION
      ------                    --------------------

       99.1                News release, dated March 26, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   HAWAIIAN HOLDINGS, INC.


Date:  March 26, 2003              By:  /s/ Christine R. Deister
                                        ---------------------------------------
                                        Name:   Christine R. Deister
                                        Title:  Executive Vice President, Chief
                                                Financial Officer and Treasurer